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                                                                    EXHIBIT 99.2

                              AGREEMENT OF MERGER
                       OF SILICON ACQUISITION CORPORATION,
                            A CALIFORNIA CORPORATION
                                       AND
                             SILICON LIGHT MACHINES,
                            A CALIFORNIA CORPORATION

        This Agreement of Merger (the "Agreement"), is made and entered into as of August ____, 2000 by and among Silicon Light Machines, a California corporation ("SLM" or the "Company"), and Silicon Acquisition Corp., a California corporation ("Merger Sub" and, together with SLM, the "Constituent Corporations") and a wholly-owned subsidiary of Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), and Parent.

                                    RECITALS

        A. Parent and SLM have entered into that certain Agreement and Plan of Reorganization, dated as of July 21, 2000 (the "Reorganization Agreement"), providing, among other things, for the execution and filing of this Agreement and the merger of Merger Sub with and into SLM upon the terms set forth in the Reorganization Agreement and this Agreement (the "Merger"). Terms used, but not defined, herein shall have the meanings set forth in the Reorganization Agreement.

        B. The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Merger Sub be merged with and into SLM and have approved this Agreement and the Merger.

        C. The Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of SLM and by the sole shareholder of Merger Sub.

        NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, each of the Constituent Corporations hereby agrees that Merger Sub shall be merged with and into SLM in accordance with the Reorganization Agreement and the provisions of the laws of the State of California, upon the terms and subject to the conditions set forth as follows:

                                    ARTICLE I

                          THE CONSTITUENT CORPORATIONS

        1.1 SLM. SLM is a corporation duly organized and existing under the laws of the State of California and the authorized capital stock of SLM consists of 44,859,880 shares of authorized Common Stock, of which 6,689,420 shares are issued and outstanding, and 25,805,939 shares of authorized Preferred Stock, 3,960,000 of which are designated Series A Preferred Stock, all of which shares are issued and outstanding, 4,393,467 of which are designated Series B Preferred Stock, of which 4,266,667 shares are issued and outstanding, 2,592,592 of which are designated Series C Preferred Stock, all of which shares are issued and outstanding, and 14,859,880 of which are designated Series D Preferred Stock, of which 14,103,844 shares are issued and outstanding. SLM

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has reserved 14,815 shares of Common Stock and 91,023 shares of Series B
Preferred Stock for issuance pursuant to certain warrants (the "Company Warrants"), all of which Company Warrants are outstanding and unexercised as of the date of this Agreement. Further, SLM has reserved an aggregate 11,475,000 shares of Common Stock for issuance pursuant to its Option Plans, of which 3,960,383 shares are subject to outstanding, unexercised options, 2,787,128 shares have been issued upon the exercise of options, and the remainder are available for future grant. SLM was incorporated under the laws of the State of California on January 4, 1995 under the name Echelle, Inc.

        1.2 Merger Sub. Merger Sub is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 1,000 shares, all of which are designated "Common Stock," $0.001 par value per share. As of the date of this Agreement, 1,000 shares of Common Stock are outstanding and held by Parent.

                                   ARTICLE II

                                   THE MERGER

        2.1 The Merger. At the Effective Time (as defined in Section 2.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporations Code of the State of California ("California Law"), Merger Sub shall be merged with and into SLM, the separate corporate existence of Merger Sub shall cease and SLM shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. The surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

        2.2 Filing and Effectiveness. This Agreement, together with the officers' certificates of each of the Constituent Corporations required by California Law (the "Officers' Certificates"), shall be filed with the Secretary of State of the State of California at the time specified in the Reorganization Agreement. The Merger shall become effective upon the filing of this Agreement and the Officers' Certificates with, and acceptance by, the Secretary of State of the State of California (herein the "Effective Time").

        2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of California Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        2.4 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of the Surviving Corporation shall be amended in full to read as set forth on Exhibit A attached hereto.

        2.5 Effect of Merger on the Capital Stock of the Constituent
Corporations.

               (a) Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

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               "Aggregate Common Stock Share Number" is defined in Section
2.5(c)(3).

               "Aggregate First Tier Preferred Stock Share Number" shall be equal to the sum of the Aggregate First Tier Series A Share Number, plus the Aggregate First Tier Series B Share Number, plus the Aggregate First Tier Series C Share Number, plus the Aggregate First Tier Series D Share Number.

                "Aggregate First Tier Series A Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series A Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series A First Tier Preferential Consideration.

                "Aggregate First Tier Series B Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series B First Tier Preferential Consideration.

                "Aggregate First Tier Series C Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series C First Tier Preferential Consideration.

                "Aggregate First Tier Series D Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series D First Tier Preferential Consideration.

               "Aggregate Second Tier Preferred Stock Share Number" shall be equal to the sum of the Aggregate Second Tier Series B Share Number, plus the Aggregate Second Tier Series C Share Number, plus the Aggregate Second Tier Series D Share Number.

                "Aggregate Second Tier Series B Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series B Second Tier Preferential Consideration.

                "Aggregate Second Tier Series C Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series C Second Tier Preferential Consideration.

                "Aggregate Second Tier Series D Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series D Second Tier Preferential Consideration.

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               "Aggregate Share Number" shall mean 3,712,907 shares of Parent
Common Stock, subject to adjustment to appropriately reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock, Company Common Stock, or Company Preferred Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Parent Common Stock.

               "Company Capital Stock" shall mean the Company Common Stock, the Company Preferred Stock and all other issued and outstanding capital stock of the Company.

               "Company Common Stock" shall mean shares of common stock of the Company, without par value, issued and outstanding as of the Effective Time (other than any such shares held by Parent or its subsidiaries) .

               "Company Common Stock Exchange Ratio" is defined in Section 2.5(c)(3).

               "Company Convertible Securities" shall mean the Company Options, the Company Warrants, and any other warrants, convertible notes or other rights to acquire or receive shares of Company Capital Stock.

               "Company Options" shall mean all issued and outstanding options to purchase or otherwise acquire Company Capital Stock (whether or not vested) held by employees or directors of or consultants to Company.

               "Company Preferred Stock" shall mean shares of the Company's Series A, B, C, and D Preferred Stock (other than any Company Series A, B, C, and D Preferred Stock held by Parent or its subsidiaries).

               "Company Stockholders" shall mean holders of any shares of Company Common Stock or Company Preferred Stock immediately prior to the Effective Time.

               "Escrow Amount" shall mean that number of shares of Parent Common Stock equal to five percent (5%) of the Aggregate Share Number.

               "First Tier Preferential Consideration" is defined in Section 2.5(c)(1).

               "Series A Preferred Stock Value" shall mean an amount equal to $0.7575757

               "Series B Preferred Stock Value" shall mean an amount equal to $1.875.

                "Series C Preferred Stock Value" shall mean an amount equal to $2.70.

               "Series D Preferred Stock Value" shall mean an amount equal to $1.30.

               "Outstanding Company Common Shares" shall mean the Total Outstanding Shares amount less the sum of (i) the Outstanding Series A Preferred Stock Number, plus (ii) the

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Outstanding Series B Preferred Stock Number, plus (iii) the Outstanding Series C
Preferred Stock Number, plus (iv) the Outstanding Series D Preferred Stock
Number.

               "Outstanding Series A Preferred Stock Number" is the aggregate number of shares of Company Series A Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series A Preferred Stock which are issued and outstanding as of the Closing.

               "Outstanding Series B Preferred Stock Number" is the aggregate number of shares of Company Series B Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series B Preferred Stock which are issued and outstanding as of the Closing.

               "Outstanding Series C Preferred Stock Number" is the aggregate number of shares of Company Series C Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series C Preferred Stock which are issued and outstanding as of the Closing.

               "Outstanding Series D Preferred Stock Number" is the aggregate number of shares of Company Series D Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series D Preferred Stock which are issued and outstanding as of the Closing.

               "Parent Common Stock Price" shall mean the closing price per share of Parent Common Stock on the New York Stock Exchange on the third (3rd) trading day immediately preceding the Closing Date.

               "Second Tier Preferential Consideration" is defined in Section 2.5(c)(2).

               "Series A First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to (x) the Series A Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

               "Series A Preferred Stock Exchange Ratio" shall be equal to the Series A First Tier Preferential Consideration.

               "Series B First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series B Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

               "Series B Preferred Stock Exchange Ratio" shall be equal to the Series B First Tier Preferential Consideration plus the Series B Second Tier Preferential Consideration.

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               "Series B Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series B Preferred Stock Value divided by (y) the Parent Common Stock Price.

               "Series C First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series C Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

               "Series C Preferred Stock Exchange Ratio" shall be equal to the Series C First Tier Preferential Consideration plus the Series C Second Tier Preferential Consideration.

               "Series C Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series C Preferred Stock Value divided by (y) the Parent Common Stock Price.

               "Series D First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series D Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

               "Series D Preferred Stock Exchange Ratio" shall be equal to the Series D First Tier Preferential Consideration plus the Series D Second Tier Preferential Consideration.

               "Series D Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series D Preferred Stock Value divided by (y) the Parent Common Stock Price.

               "Total Outstanding Shares" means the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time, plus the aggregate number of shares of Company Preferred Stock outstanding immediately prior to the Effective Time, and plus the aggregate number of shares of the Company Common or Preferred Stock issuable, with or without the passage of time or satisfaction of other conditions, upon exercise of the rights to obtain such shares pursuant to Company Convertible Securities immediately prior to the Effective Time.

               (b) Shares to be Issued; Effect on Capital Stock. In connection with the Merger, the maximum number of shares of Parent Common Stock to be issued (including Parent Common Stock to be reserved for issuance upon exercise of any of the Company's Convertible Securities assumed by Parent) in exchange for the acquisition by Parent of all Company Capital Stock, including all unexpired and unexercised options (vested and unvested), warrants or other rights to acquire Company common or preferred stock, shall be the Aggregate Share Number; provided that such maximum number shall be adjusted to the extent required by Section 2.7, below and that all such shares shall be subject to any restrictions on transfer, provisions for the release from risk of forfeiture, and vesting schedules as were immediately prior to the Merger, attendant to the Company Capital Stock for which they were exchanged (herein the "Merger Consideration"). Subject to the

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Parent's deposit into escrow of the Escrow Amount, as of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holder of any shares of the Company Capital Stock, (i) each share of the Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor, such number of shares of Parent Common Stock as is equal to the Series A Preferred Stock Exchange Ratio, (ii) each share of the Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor, such number of shares of Parent Common Stock as is equal to the Series B Preferred Stock Exchange Ratio, (iii) each share of the Series C Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor, such number of shares of Parent Common Stock as is equal to the Series C Preferred Stock Exchange Ratio,
(iv) each share of the Series D Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor, such number of shares of Parent Common Stock as is equal to the Series D Preferred Stock Exchange Ratio, and (v) each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor, such number of shares of Parent Common Stock as is equal to the Company Common Stock Exchange Ratio. Each certificate surrendered pursuant to the preceding sentence shall be deemed a "Company Certificate").

               (c) Calculation of Exchange Ratio Components.

                   (1) First Tier Preferred Stock Preferential Consideration. Prior and in preference to any distribution in respect of any shares of Company Capital Stock, as the "First Tier Preferential Consideration," the holders of Company Series A Preferred Stock, Company Series B Preferred Stock, Company Series C Preferred Stock and Company Series D Preferred Stock shall be entitled to receive the following:

                         a) Series A First Tier Preferential Consideration. Each
share of the outstanding Company Series A Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series A First Tier Preferential Consideration.

                         b) Series B First Tier Preferential Consideration. Each
share of the outstanding Company Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series B First Tier Preferential Consideration.

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                         c) Series C First Tier Preferential Consideration. Each
share of the outstanding Company Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series C First Tier Preferential Consideration.

                         d) Series D First Tier Preferential Consideration. Each
share of the outstanding Company Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series D First Tier Preferential Consideration.

        If the total number of shares of Parent Common Stock that would otherwise be issued as the First Tier Preferential Consideration pursuant to this Subsection (1) exceeds the Aggregate Share Number, then the number of shares of the Aggregate Share Number into which each share of the Company Series A Preferred Stock, Company Series B Preferred Stock, Company Series C Preferred Stock, and Company Series D Preferred Stock shall be converted pursuant to this Subsection (1) shall be reduced ratably in proportion to the number of shares of the Aggregate Share Number into which such share would otherwise be converted pursuant to this Subsection (1), in order to ensure that the Aggregate First Tier Preferred Stock Share Number will not exceed the Aggregate Share Number.

                   (2) Second Tier Preferential Consideration. If and only if the Aggregate Share Number exceeds the Aggregate First Tier Preferred Stock Share Number, then prior to, in preference to any distribution of such excess in respect of any other shares of the Company Capital Stock and in addition to the Preferred Stock First Tier Preferential Consideration, as the "Second Tier Preferential Consideration" each outstanding share of Company Series B Preferred Stock, Company Series C Preferred Stock and Company Series D Preferred Stock shall also be converted into the right to receive the following:

                         a) Series B Second Tier Preferential Consideration.
Each share of the outstanding Company Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall also be converted into the right to receive the Series B Second Tier Preferential Consideration.

                         b) Series C Second Tier Preferential Consideration.
Each share of the outstanding Company Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series C Second Tier Preferential Consideration.

                         c) Series D Second Tier Preferential Consideration.
Each share of the outstanding Company Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series D Second Tier Preferential Consideration.

        If the total number of shares of Parent Common Stock that would otherwise be issued as the Second Tier Preferential Consideration pursuant to this Subsection (2) exceeds the Aggregate Share

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Number minus the Aggregate First Tier Preferred Stock Share Number, then the number of shares of the Aggregate Share Number into which each share of the Company Series B Preferred Stock, Company Series C Preferred Stock, and Company Series D Preferred Stock shall be converted pursuant to this Subsection (2) shall be reduced ratably in proportion to the number of shares of the Aggregate Share Number into which such share would otherwise be converted pursuant to this Subsection (2), in order to ensure that the Aggregate Second Tier Preferred Stock Share Number will not exceed the Aggregate Share Number less the Aggregate First Tier Preferred Stock Share Number to be distributed pursuant to Subsection
(1).

                   (3) Company Common Stock Consideration. If and only if the Aggregate Share Number exceeds the sum of the Aggregate First Tier Preferred Stock Share Number and the Aggregate Second Tier Preferred Stock Share Number, then each share of the Outstanding Company Common Shares, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive that number of shares of the Aggregate Share Number equal to the quotient derived by dividing (i) an amount equal to the Aggregate Share Number, less the Aggregate First Tier Preferred Stock Share Number less the Aggregate Second Tier Preferred Stock Share Number, by (ii) the Outstanding Company Common Shares. The number of shares of the Aggregate Share Number into which each share of the Outstanding Company Common Shares will be converted is herein referred to as the "Common Stock Exchange Ratio" and the total number of shares of the Aggregate Share Number which will be issued, or reserved for issuance, with respect to the Outstanding Company Common Shares is herein referred to as the "Aggregate Common Stock Share Number."

        Notwithstanding the foregoing provisions of this Section, in no event shall the total number of shares received by the holders of the issued and outstanding shares of the Company Capital Stock exceed the Aggregate Share Number minus that portion of the Aggregate Share Number that must be reserved for the issuance of Parent Common Stock upon exercise of the Company Options and Company Warrants assumed by Parent in accordance with Sections 2.5(a)(4) and 2.5(a)(5) below; and in no event shall the total number of shares of Parent Common Stock issued or issuable in connection with the Merger exceed the Aggregate Share Number.

               (4) Assumption of Company Options. At the Effective Time, each outstanding Company Option issued pursuant to Company's 1994 Stock Plan and 1997 Stock Plan (the "Option Plans") or otherwise, whether vested or unvested, without further action by the holder thereof, (i) will not automatically accelerate, (ii) will be assumed by Parent in connection with the Merger, (iii) shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), except that (A) such Company Option shall be exercisable for that number of whole shares of Parent Common Stock that the holder of the Company Option would have received had the Company Option been fully vested and exercised immediately prior to the Effective Time, and (B) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option shall be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Common

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Stock Exchange Ratio (rounded up to the nearest whole cent). It is the intention of the parties hereto that the Company Options converted into options to acquire Parent Common Stock following the Closing pursuant to this Section 2.5 will, to the extent permitted by applicable law, qualify as incentive stock options as defined in Section 422 of the Code, to the extent any such Company Options qualified as incentive stock options immediately prior to the Effective Time. Said assumed options shall be unvested (if not exchanged for a Company Option that was vested prior to the Merger) and shall retain their existing vesting schedule under, and be subject to the other terms and conditions of, the Option Plans.

                   (5) Warrant Exchange. At the Effective Time, each outstanding Company Warrant, without further action by the holder thereof, (i) will be assumed by Parent in connection with the Merger, (ii) shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Warrant immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), except that (A) such Company Warrant shall be exercisable for that number of whole shares of Parent Common Stock that the holder of the Company Warrant would have received had the Company Warrant been fully exercisable and exercised immediately prior to the Effective Time, and (B) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Warrant shall be equal to the quotient determined by dividing the exercise price per share of Company Capital Stock at which such Company Option was exercisable immediately prior to the Effective Time by the exchange ratio for such class of Company Capital Stock as determined pursuant to Section 2.5, above, rounded up to the nearest whole cent).

                   (6) Fractional Shares. No fractional share of Parent Common Stock shall be issued in the Merger. In lieu thereof, each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall be entitled to receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $47.358.

        2.6 Capital Stock of Merger Sub. Each share of Common Stock, $0.001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted immediately upon the Merger into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

        2.7 Adjustments to Exchange Ratio. The exchange ratios defined above shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Parent Common Stock.

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        2.8 Tax Consequences. It is intended by the parties hereto that the
Merger shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code and Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. The parties shall not take a position on any tax return inconsistent with this Section.

        2.9 Dissenting Shares for Holders of Company Capital Stock.

               (a) Any shares of Company Capital Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with California Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Parent Common Stock pursuant to Section 2.5 hereof, but the holder thereof shall only be entitled to such rights as are granted by California Law.

               (b) Notwithstanding the provisions of subsection (a), if any holder of shares of Company Capital Stock who demands appraisal of such shares under California Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Parent Common Stock as provided in Section 2.5 hereof (and subject to the escrow provisions of Section 7.2 of the Reorganization Agreement), without interest thereon, upon surrender of the Company Certificate representing such shares.

        2.10 Escrow Amount. Parent will deduct the Escrow Amount from the Merger Consideration otherwise payable to the Company Stockholders. The Escrow Amount so deducted from the Merger Consideration will be deposited into escrow and held and distributed pursuant to the terms and conditions of the escrow arrangements set forth in Section 7.2 of the Reorganization Agreement. When any Parent claims have been resolved in accordance with the Reorganization Agreement, any remaining Parent Common Stock in the escrow will be distributed to holder's of the Company's common and preferred stock in proportion to the respective initial contributions of each holder to the escrow fund and in the priority set forth in the Reorganization Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

        3.1 Parent Shareholder Approval. No approval by the shareholders of Parent is required as a condition to the effectiveness of the Merger.

        3.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        3.3 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect by the laws of the State of California.

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                 [Remainder of page intentionally left blank.]

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

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    SILICON LIGHT MACHINES


                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------

                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------


                                    SILICON ACQUISITION CORP.

                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------

                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------


                                    CYPRESS SEMICONDUCTOR CORPORATION

                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------

                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          ------------------------------

                     [SIGNATURE PAGE - AGREEMENT OF MERGER]

                             SILICON LIGHT MACHINES

                   OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

        The undersigned, Dave B. Corbin, President, Chief Executive Officer, Chief Financial Officer and Treasurer, hereby certifies that:

        1. He is the President, Chief Executive Officer, Chief Financial Officer and Treasurer of Silicon Light Machines, a California corporation ("SLM").

        2. The principal terms of the Agreement of Merger in the form attached to this Certificate (the "Merger Agreement") providing for the merger (the "Merger") of Silicon Acquisition Corp., a California corporation, with and into SLM was duly approved by the Board of Directors and shareholders of SLM.

        3. The authorized capital stock of SLM consists of 44,859,880 shares of authorized common stock, of which 6,689,420 shares are issued and outstanding, of which 6,613,390 shares are entitled to vote, and 25,805,939 shares of authorized preferred stock, 3,960,000 of which are designated Series A Preferred Stock, all of which shares are issued and outstanding, all of which shares are entitled to vote, 4,393,467 of which are designated Series B Preferred Stock, of which 4,266,667 shares are issued and outstanding, all of which shares are entitled to vote, 2,592,592 of which are designated Series C Preferred Stock, all of which shares are issued and outstanding, all of which shares are entitled to vote, and 14,859,880 of which are designated Series D Preferred Stock, of which 14,103,844 shares are issued and outstanding, all of which are entitled to vote. 76,030 shares of the 6,689,420 shares of Common Stock outstanding were not entitled to vote because they were issued after the record date as the result of exercise of options. The votes of more than 50% of the shares of SLM Common Stock entitled to vote and more than 50% of the shares of SLM Preferred Stock entitled to vote were required to approve the Merger and the principal terms of the Agreement of Merger.

        4. The principal terms of the Merger Agreement were approved by the consent of the holders of at least a majority of the shares of SLM Common Stock entitled to vote, voting as a class, and at least a majority of the shares of SLM Preferred Stock entitled to vote, voting separately as a class, which vote exceeded the vote required.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

        Date: August 29, 2000    Signature:
                                           -------------------------------------
                                    Name:  Dave B. Corbin
                                    Title: President, Chief Executive Officer,
                                           Chief Financial Officer and Treasurer

                            SILICON ACQUISITION CORP.

                   OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

        The undersigned, Emmanuel Hernandez, does hereby certify that:

        1. He is the Chief Financial Officer, Vice President and Secretary of Silicon Acquisition Corp., a California corporation ("SAC").

        2. The principal terms of the Agreement of Merger in the form attached to this Certificate (the "Merger Agreement") providing for the merger (the "Merger") of SAC with and into Silicon Light Machines, a California corporation, was duly approved by the Board of Directors and by the sole shareholder of SAC.

        3. The authorized capital stock of SAC consists of 1,000 shares of Common Stock. There are 1,000 shares of SAC Common Stock issued and outstanding, all of which were entitled to vote upon the Merger. A vote of more than 50% of the outstanding shares of SAC Common Stock was required to approve the Merger.

        4. The principal terms of the Merger Agreement were approved by the consent of SAC's sole shareholder, holding 100% of SAC's issued and outstanding shares, which vote exceeded the vote required.

        5. No vote of the shareholders of Cypress Semiconductor Corporation, the sole shareholder of SAC, is required for the exchange of its shares of common stock for the Capital Stock of Silicon Light Machines.

        I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

        Date:  _______________, 2000.


                                           Signature:
                                                     ---------------------------
                                           Name:  Emmanuel Hernandez
                                           Title: Chief Financial Officer, Vice
                                                  President and Secretary

                        EXHIBIT A TO AGREEMENT OF MERGER


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                             SILICON LIGHT MACHINES


                                    ARTICLE I

        The name of this corporation is Silicon Light Machines.

                                   ARTICLE II

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                   ARTICLE III

        This corporation is authorized to issue one class of stock, designated "Common Stock." The total number of shares of Common Stock which this corporation is authorized to issue is 1,000.

                                   ARTICLE IV

        Section 1. Limitation of Director's Liability. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under the California law.

        Section 2. Indemnification of Directors and Officers. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) of the corporation through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise in excess of that expressly permitted by said Section 317 for said agents to the fullest extent permissible under California law, subject to the limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to this corporation or its shareholders.

        Section 3. Repeal or Modification. Any repeal or modification of the foregoing provisions of this Article VI by the shareholders of the corporation shall not adversely affect any right of indemnification or limitation of an agent of the corporation relating to acts or omissions occurring prior to such repeal or modification.